UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22312

ACAP Strategic Fund

(Exact name of registrant as specified in charter)

350 Madison Avenue, 9th Floor
New York, New York 10017

(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 9th Floor
New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-389-8713

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND
350 Madison Avenue, 9th Floor
New York, New York 10017

December 23, 2010

Re: ACAP Strategic Fund (the “Fund”)—Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Period March 1, 2010 (commencement of operations)
Through October 31, 2010

ACAP Strategic Fund

Financial Statements

For the Period March 1, 2010
(commencement of operations)
Through October 31, 2010

[This Page Intentionally Left Blank]

Audit • Tax • Advisory
Grant Thornton LLP 60 Broad Street, 24th Floor New York, NY 10004-2306
T 212.422.1000 F 212.422.0144 www.GrantThornton.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
ACAP Strategic Fund

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (the “Fund”), including the schedules of investments, securities sold, not yet purchased and swap contracts, as of October 31, 2010, and the related statements of operations and changes in net assets and the financial highlights (included in Note 13) for the period March 1, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures h at are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of he Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. Our procedures included confirmation of investments as of October 31, 2010. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of ACAP Strategic Fund as of October 31, 2010, and the results of its operations, changes in net assets and financial highlights for the period March 1, 2010 (commencement of operations) through October 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

New York, New York
December 23, 2010

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010
Assets
Investments in securities, at fair value (cost $146,844,189)	$165,197,290
Cash and cash equivalents (including Euros of $50,568, with a cost of $50,667, and Hong Kong Dollars of $772,463, with a cost of $772,066)	27,153,610
Due from broker (including Euros of $1,144,044, with a cost of 1,098,816, and British Pounds Sterling of $71,467, with a cost of $70,880)	67,148,186
Receivable for investment securities sold	8,328,325
Prepaid offering cost	300,100
Net unrealized gain on swap contracts	174,257
Interest receivable	71,845
Dividends receivable (net of foreign withholding tax of $3,132)	21,616
Other assets	17,420

Total assets	268,412,649

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $74,427,522)	78,878,551
Due to broker (including Hong Kong Dollars of $247,173, with a cost of $246,978, and Japanese Yen of $410,809, with a cost of $409,603)	19,608,745
Payable for investment securities purchased	13,057,484
Accrued incentive fees	2,329,649
Withdrawals payable	1,427,533
Offering cost payable	340,997
Management fees payable	255,444
Dividends payable on securities sold, not yet purchased	124,753
Administration fees payable	47,939
Shareholder servicing fees payable	32,751
Professional fees payable	15,603
Custody fees payable	12,033
Accrued expenses	228,957

Total liabilities	116,360,439

Net Assets	$152,052,210

Net assets
Represented by:
Shares of beneficial interest—$0.001 par value; unlimited shares authorized; 14,383,697 shares issued and outstanding	$142,736,737
Accumulated net investment loss	(4,660,141)
Accumulated net realized loss of investment transactions, foreign currency transactions and swap contracts	(146,475)
Net unrealized gain of investments, foreign currency and swap contracts	14,122,089

Net Assets	$152,052,210

Net asset value per share	$10.57

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

Shares		October 31, 2010 Fair Value

	Investments in Securities—108.65%
	Common Stocks—108.65%
	Bermuda—2.11%
	Semiconductor Components—Integrated Circuits—2.11%
166,200	Marvell Technology Group Ltd * (a)	$3,209,322

	Total Bermuda (cost $2,592,665)	$3,209,322

	China—18.13%
	B2B / E-Commerce—0.51%
32,156	ChinaCache International Holdings Ltd * ADR	776,567

	Chemicals – Specialty—0.46%
55,359	Daqo New Energy Corp ADR *	706,381

	Computer Services—1.49%
62,400	VanceInfo Technologies Inc ADR * (a)	2,269,488

	Human Resources—1.63%
54,800	51job Inc ADR * (a)	2,470,384

	Insurance Brokers—2.43%
143,500	CNinsure Inc ADR (a)	3,687,950

	Real Estate Management / Services—0.76%
69,400	E-House China Holdings Ltd ADR (a)	1,159,674

	Real Estate Operations / Development—1.67%
1,433,500	Longfor Properties Co Ltd	1,706,746
2,930,000	Powerlong Real Estate Holdings Ltd	835,275

		2,542,021

	Retail – Regional Department Stores—4.21%
2,407,000	Golden Eagle Retail Group Ltd	6,396,064

	Retail – Restaurants—2.26%
1,912,000	Ajisen China Holdings Ltd	3,438,113

	Transactional Software—0.75%
31,400	Longtop Financial Technologies Ltd ADR *	1,141,076

	Web Portals / ISP—1.96%
71,400	Netease.com ADR * (a)	2,984,520

	Total China (cost $23,839,403)	$27,572,238

	France—1.12%
	Batteries / Battery Systems—1.12%
44,531	Saft Groupe SA	1,698,972

	Total France (cost $1,590,226)	$1,698,972

	Germany—0.56%
	Enterprise Software / Services—0.56%
6,089	Software AG	852,230

	Total Germany (cost $694,881)	$852,230

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2010 Fair Value

	Common Stock (continued)
	Hong Kong—12.33%
	Agricultural Operations—3.62%
825,000	China Green Holdings Ltd	$846,040
413,772	Le Gaga Holding Ltd ADR *	4,659,073

		5,505,113

	Alternative Waste Technology—2.14%
6,122,000	China Everbright International Ltd	3,245,672

	Audio / Video Products—0.00%
3,713	Skyworth Digital Holdings Ltd	2,174

	Diversified Operations—1.35%
760,000	Guangdong Investments Ltd	381,358
364,000	Shanghai Industrial Holdings Ltd	1,676,251

		2,057,609

	Lottery Services—0.43%
7,000,000	REXLot Holdings Ltd	650,130

	Retail – Apparel / Shoes—4.32%
6,572,000	Trinity Ltd	6,570,051

	Retail – Jewelry—0.47%
274,000	Chow Sang Sang Holdings International Ltd	721,025

	Total Hong Kong (cost $16,474,827)	$18,751,774

	Ireland—1.02%
	Computer Services – 1.02%
34,800	Accenture PLC Class A (a)	1,555,908

	Total Ireland (cost $1,402,060)	$1,555,908

	Singapore—2.11%
	Auto / Truck Parts & Equipment – Original—0.49%
28,800	China Yuchai International Ltd	737,856

	Electronic Components – Semiconductors—1.62%
99,900	Avago Technologies Ltd * (a)	2,465,532

	Total Singapore (cost $2,872,983)	$3,203,388

	United States—71.27%
	Apparel Manufacturers—3.28%
99,700	Coach Inc (a)	4,985,000

	Applications Software—4.99%
200,500	Quest Software Inc * (a)	5,247,085
55,300	Red Hat Inc * (a)	2,336,978

		7,584,063

	Computer Data Security—0.60%
30,400	Fortinet Inc *	912,000

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2010 Fair Value

	Common Stock (continued)
	United States (continued)
	Computers—10.05%
33,200	Apple Inc * (a)	$9,988,884
278,100	Dell Inc * (a)	3,999,078
30,900	Hewlett-Packard Co (a)	1,299,654

		15,287,616

	Computers – Integrated Systems—1.96%
471,400	Brocade Communications Systems Inc *	2,979,248

	Computers – Memory Devices—5.10%
206,200	Sandisk Corp * (a)	7,748,996

	Commercial Services – Finance—1.86%
94,800	Verisk Analytics Inc, Class A * (a)	2,825,988

	Decision Support Software—0.66%
95,000	DemandTec Inc *	1,005,100

	E-Commerce / Services—2.75%
73,900	eBay Inc *	2,202,959
68,400	Expedia Inc (a)	1,980,180

		4,183,139

	Electronic Components – Semiconductors—11.04%
155,500	Altera Corp (a)	4,853,155
71,000	Broadcom Corp, Class A (a)	2,892,540
248,100	Micron Technology Inc * (a)	2,051,787
83,200	Mindspeed Technologies Inc *	614,016
93,900	MIPS Technologies Inc *	1,380,330
166,100	Omnivision Technologies Inc * (a)	4,506,293
79,000	Silicon Image Inc *	485,850

		16,783,971

	Finance – Other Services—0.65%
72,400	Netspend Holdings Inc *	993,328

	Internet Application Software—1.34%
93,160	IntraLinks Holdings Inc * (a)	2,037,409

	Investment Management / Advisory Services—3.31%
15,900	Franklin Resources Inc	1,823,730
303,900	Janus Capital Group Inc (a)	3,209,184

		5,032,914

	Networking Products—3.53%
150,000	Atheros Communications Inc * (a)	4,656,000
87,400	Infinera Corp *	715,806

		5,371,806

	Retail – Consumer Electronics—2.33%
82,300	Best Buy Co Inc (a)	3,537,254

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2010 Fair Value

	Common Stock (continued)
	United States (continued)
	Retail – Discount—1.91%
56,450	Dollar Tree Inc * (a)	$2,896,450

	Semiconductor Components – Integrated Circuits—7.67%
112,600	Analog Devices Inc (a)	3,791,242
106,400	Atmel Corp * (a)	942,704
109,100	Cypress Semiconductor Corp * (a)	1,538,310
513,500	Integrated Device Technology Inc * (a)	3,024,515
229,900	TriQuint Semiconductor Inc *	2,367,970

		11,664,741

	Semiconductor Equipment—3.20%
87,500	KLA-Tencor Corp	3,125,500
38,000	Lam Research Corp *	1,740,020

		4,865,520

	Transport – Services—0.49%
51,700	Echo Global Logistics Inc * (a)	734,140

	Web Hosting / Design—1.40%
213,300	Terremark Worldwide Inc *	2,130,867

	Wireless Equipment—3.15%
218,800	Aruba Networks Inc * (a)	4,793,908

	Total United States (cost $97,377,144)	$108,353,458

	Total Common Stock (cost $146,844,189)	$165,197,290

	Total Investment in Securities (cost $146,844,189)—108.65%†	$165,197,290

	Other Liabilities in Excess of Assets—(8.65%)**	(13,145,080)

	Net Assets—100.00%	$152,052,210

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased and certain options.

*	Non-income producing security.

**

Includes $27,153,610 invested in a PNC Bank Money Market Account, which is 17.69% of net assets and foreign currency with a U.S. Dollar value of $823,031 held in custody at PFPC Trust Company, which is 0.54% of net assets.

ADR	American Depository Receipt

†	Aggregate cost for federal income tax purposes is $149,017,741. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$19,162,780
Excess of cost of value	(2,983,231)

$16,179,549

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities – By Industry	October 31, 2010 Percentage of Net Assets (%)
Agricultural Operations	3.62
Alternative Waste Technology	2.14
Apparel Manufacturers	3.28
Application Software	4.99
Audio / Video Products	0.00
Auto / Truck Parts & Equipment – Original	0.49
B2B / E-Commerce	0.51
Batteries / Battery Systems	1.12
Chemicals Specialty	0.46
Commercial Services – Finance	1.86
Computer Data Security	0.60
Computer Services	2.51
Computers	10.05
Computers Integrated Systems	1.96
Computers – Memory Devices	5.10
Diversified Operations	1.35
Decision Support Software	0.66
E-Commerce / Services	2.75
Electronic Components – Semiconductors	12.66
Enterprise Software / Services	0.56
Finance – Other Services	0.65
Human Resources	1.63
Insurance Brokers	2.43
Internet Application Software	1.34
Investment Management / Advisory Services	3.31
Lottery Services	0.43
Networking Products	3.53
Real Estate Management / Services	0.76
Real Estate Operations / Development	1.67
Retail – Apparel / Shoes	4.32
Retail – Consumer Electronics	2.33
Retail – Discount	1.91
Retail – Jewelry	0.47
Retail – Regional Department Stores	4.21
Retail – Restaurants	2.26
Semiconductor Components – Integrated Circuits	9.78
Semiconductor Equipment	3.20
Transactional Software	0.75
Transport – Services	0.49
Web Hosting / Design	1.40
Web Portals / ISP	1.96
Wireless Equipment	3.15

Total Investments in Securities	108.65%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		October 31, 2010 Fair Value

	Securities Sold, Not Yet Purchased—51.88%
	Common Stock—51.88%
	China—6.85% Airlines—0.36%
812,000	China Southern Airlines Co Ltd, Class H	$551,996

	Commercial Banks – Non U.S.—2.85%
3,569,000	Bank of China Ltd, Class H	2,136,161
772,500	China Merchants Bank Co Ltd, Class H	2,192,254

		4,328,415

	Electric – Generation—0.86%
1,362,000	Datang International Power Generation Co Ltd, Class H	548,152
1,338,000	Huaneng Power International Inc, Class H	764,591

		1,312,743

	Energy – Alternate Sources—0.15%
222,000	China Longyuan Power Group Corp, Class H	231,098

	Metal – Aluminum—0.17%
10,900	Aluminum Corp of China Ltd ADR	261,273

	Metal Processors & Fabrication—0.29%
741,600	China Zhongwang Holdings Ltd	441,958

	Real Estate Operations / Development—1.30%
1,387,600	Guangzhou R&F Properties Co Ltd, Class H	1,979,652

	Semiconductor Components – Integrated Circuits—0.05%
18,300	Semiconductor Manufacturing International Corp ADR	75,396

	Steel – Producers—0.82%
794,000	Angang Steel Co Ltd, Class H	1,247,491

	Total China (proceeds $9,834,023)	$10,430,022

	Finland—1.35%
	Wireless Equipment—1.35%
192,200	Nokia OYJ ADR	2,052,696

	Total Finland (proceeds $1,953,471)	$2,052,696

	Germany—2.35%
	Power Conversion / Supply Equipment—1.15%
14,804	SMA Solar Technology AG	1,744,843

	Semiconductor Equipment—1.00%
46,871	Aixtron AG	1,527,666

	Transport – Services—0.20%
16,159	Deutsche Post AG	300,954

	Total Germany (proceeds $3,191,227)	$3,573,463

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2010 Fair Value

	Common Stock (continued)
	Hong Kong—2.91%
	Airport Development / Maintenance—0.44%
1,224,000	Beijing Capital International Airport Co Ltd, Class H	$675,763

	Cellular Telecommunications—0.93%
139,500	China Mobile Hong Kong Ltd	1,420,680

	Finance – Other Services—0.53%
36,600	Hong Kong Exchanges and Clearing Ltd	805,433

	Real Estate Operations / Development—1.01%
397,014	Hysan Development Co Ltd	1,533,812

	Total Hong Kong (proceeds $3,900,644)	$4,435,688

	Japan—8.64%
	Audio / Video Products—1.50%
96,100	Panasonic Corp	1,411,415
25,800	Sony Corp ADR	873,072

		2,284,487

	Auto – Cars / Light Trucks—0.36%
458,000	Mitsubishi Motors Corp	545,863

	Building Products – Doors and Windows—0.40%
63,000	Asahi Glass Co Ltd	604,598

	Circuit Boards—0.75%
46,200	Ibiden Co Ltd	1,136,822

	Computers – Integrated Systems—1.01%
501	NTT Data Corp	1,538,185

	Electronic Components – Miscellaneous—2.96%
32,500	Hoya Corp	759,363
35,700	Murata Manufacturing Co Ltd	2,005,551
135,000	Nippon Electric Glass Co Ltd	1,738,038

		4,502,952

	Electronic Components – Semiconductors—0.69%
16,800	Rohm Co Ltd	1,047,031

	Photo Equipment & Supplies—0.31%
17,900	Olympus Corp	468,902

	Web Portals / ISP—0.66%
2,855	Yahoo Japan Corp	998,126

	Total Japan (proceeds $13,075,735)	$13,126,966

	South Korea—0.83%
	Electronic Components – Miscellaneous—0.83%
73,500	LG Display Co Ltd ADR	1,264,935

	Total South Korea (proceeds $1,259,866)	$1,264,935

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2010 Fair Value

	Common Stock (continued)
	Switzerland—2.91%
	Computers – Peripheral Equipment—1.38%
111,300	Logitech International SA	$2,091,327

	Electronic Components – Semiconductors—1.53%
265,200	STMicroelectronics	2,331,108

	Total Switzerland (proceeds $3,963,605)	$4,422,435

	Taiwan—2.09%
	Electronic Components – Miscellaneous—1.13%
171,300	AU Optronics Corp ADR	1,718,139

	Semiconductor Components – Integrated Circuits—0.96%
259,700	Siliconware Precision Industries Co ADR	1,449,126

	Total Taiwan (proceeds $3,003,505)	$3,167,265

	United States—23.95%
	Airlines—1.15%
125,700	Delta Air Lines Inc	1,745,973

	Commercial Banks – Western U.S.—0.75%
83,300	Cathay General Bancorp	1,132,880

	Cruise Lines—0.79%
30,500	Royal Caribbean Cruises Ltd	1,205,970

	Electric – Integrated—2.16%
66,100	Consolidated Edison Inc	3,286,492

	Electronic Components – Semiconductors—5.30%
72,100	Cree Inc	3,698,009
55,100	Fairchild Semiconductor International Inc	620,977
78,700	Microchip Technology Inc	2,532,566
30,400	Silicon Laboratories Inc	1,212,960

		8,064,512

	Finance – Other Services—1.31%
64,900	NYSE Euronext	1,988,536

	Networking Products—1.57%
104,300	Cisco Systems Inc	2,381,169

	Paper & Related Products—1.29%
77,400	International Paper Co	1,956,672

	Recreational Centers—1.06%
44,500	Life Time Fitness Inc	1,607,785

	REITS – Apartments—2.31%
16,300	AvalonBay Communities Inc	1,732,853
35,900	Camden Property Trust	1,780,281

		3,513,134

	REITS – Single Tenant—1.01%
45,000	Realty Income Corp	1,542,600

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2010 Fair Value

	Common Stock (continued)
	United States (continued)
	Semiconductor Components – Integrated Circuits—2.49%
152,900	Cirrus Logic Inc	$1,964,765
26,500	Power Integrations Inc	905,240
80,300	Sigma Designs Inc	916,223

		3,786,228

	Semiconductor Equipment—1.91%
69,400	Veeco Instruments Inc	2,904,390

	Telecommunication Equipment – Fiber Optics—0.85%
70,500	Corning Inc	1,288,740

	Total United States (proceeds $34,245,446)	$36,405,081

	Total Common Stock (proceeds $74,427,522)	$78,878,551

	Total Securities Sold, Not Yet Purchased (proceeds $74,427,522)—51.88%	$78,878,551

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased – By Industry	October 31, 2010 Percentage of Net Assets (%)
Airlines	1.51
Airport Development / Maintenance	0.44
Audio / Video Products	1.50
Auto – Cars / Light Trucks	0.36
Building Products – Doors and Windows	0.40
Cellular Telecommunications	0.93
Circuit Boards	0.75
Commercial Banks – Non U.S.	2.85
Commercial Banks – Western U.S.	0.75
Computers – Integrated Systems	1.01
Computers – Peripheral Equipment	1.38
Cruise Lines	0.79
Electric – Generation	0.86
Electric – Integrated	2.16
Electronic Components – Miscellaneous	4.92
Electronic Components – Semiconductors	7.52
Energy – Alternate Sources	0.15
Finance – Other Services	1.84
Metal – Aluminum	0.17
Metal Processors & Fabrication	0.29
Networking Products	1.57
Paper & Related Products	1.29
Photo Equipment & Supplies	0.31
Power Conversion / Supply Equipment	1.15
Real Estate Operations / Development	2.31
Recreational Centers	1.06
REITS – Apartments	2.31
REITS – Single Tenant	1.01
Semiconductor Components – Integrated Circuits	3.50
Semiconductor Equipment	2.91
Steel – Producers	0.82
Telecommunication Equipment – Fiber Optics	0.85
Transport – Services	0.20
Web Portals / ISP	0.66
Wireless Equipment	1.35

Total Securities Sold, Not Yet Purchased	51.88%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

Notional Amount	Maturity Date		October 31, 2010 Unrealized Gain/(Loss)

	Swap Contracts—0.11%
	Total Return Swap Contracts—0.11%
	Audio / Video Products—0.01%
$(1,134,725)	3/1/2012	Pioneer Corp.	$13,687

Agreement with Morgan Stanley, dated 03/02/2009 to deliver the total return of the shares of Pioneer Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Auto—Cars / Light Trucks—0.01%
(837,527)	3/1/2012	Volvo AB Class B.	22,555

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Volvo AB Class B in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Batteries / Battery Systems—(0.05%)
1,152,768	9/13/2010	GS Yuasa Corp.	(79,531)

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of GS Yuasa Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.

	Capacitors—(0.06%)
(134,313)	3/1/2012	Nippon Chemi-Con Corp.	(1,611)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Nippon Chemi-Con Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(2,014,444)	3/1/2012	Taiyo Yuden Co Ltd.	(97,991)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Taiyo Yuden Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			(99,602)

	Cellular Telecommunications—0.01%
(441,772)	3/2/2012	SK Telecom Co Ltd.	9,830

Agreement with Morgan Stanley, dated 06/17/2010 to deliver the total return of the shares of SK Telecom Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2010 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Circuit Boards—(0.01%)
$(281,981)	3/1/2012	Nan Ya Printed Circuit Board Corp.	$(8,184)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Nan Ya Printed Circuit Board Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.50%.

	Electric Products—Miscellaneous—0.06%
(1,086,044)	3/1/2012	Casio Computer Co Ltd.	10,869

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.75%.

(2,572,372)	3/1/2012	LG Electronics Inc.	86,013

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of LG Electronics Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.00%.

			96,882

	Electronic Components—Miscellaneous—0.07%
(567,619)	3/1/2012	Alps Electric Co Ltd.	12,292

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Alps Electric Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(2,204,283)	8/6/2010	Samsung Electro-Mechanics Co Ltd.	103,779

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Samsung Electro-Mechanics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.50%.

2,927,454	3/2/2012	Samsung SDI Co Ltd.	(30,556)

Agreement with Morgan Stanley, dated 03/03/2010 to receive the total return of the shares of Samsung SDI Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2010 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Electronic Components—Miscellaneous (continued)
$(145,169)	9/17/2010	Seoul Semiconductor Co Ltd.	$10,294

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Seoul Semiconductor Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.00%.

(427,392)	9/14/2010	Wintek Corp.	5,832

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Wintek Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.00%.

			101,641

	Electronic Components—Semiconductors—0.03%
(970,127)	3/1/2012	Epistar Corp.	6,929

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Epistar Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.75%.

(258,325)	8/11/2010	Everlight Electronics Co Ltd.	3,944

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Everlight Electronics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.50%.

(1,567,916)	3/2/2012	Hynix Semiconductor Inc.	165

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Hynix Semiconductor Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.00%.

(1,657,171)	6/25/2010	MediaTek Inc.	34,499

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of MediaTek Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.50%.

			45,537

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2010 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Energy—Alternate Sources—(0.01%)
$(771,295)	10/13/2010	Iberdrola Renovables SA.	$(9,031)

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Iberdrola Renovables SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Enterprise Software / Services—0.07%
3,555,846	3/1/2012	Oracle Corp.	103,708

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Oracle Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Finance—Investment Banker / Broker—0.00%
(1,025,819)	9/9/2010	Bolsas y Mercados Espanoles SA.	3,437

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Bolsas y Mercados Espanoles SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.00%.

	Machinery—Material Handling—(0.01%)
(328,093)	3/1/2012	Tsugami Corp.	(12,691)

Agreement with Morgan Stanley, dated 07/27/2010 to deliver the total return of the shares of Tsugami Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.50%.

	Multi-Media—(0.02%)
3,380,101	10/14/2010	Naspers Ltd.	(35,903)

Agreement with Morgan Stanley, dated 10/18/2010 to receive the total return of the shares of Naspers Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.55%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2010 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Paper & Related Products—0.06%
$(1,565,771)	3/1/2012	UPM-Kymmene Oyj.	$96,783

Agreement with Morgan Stanley, dated 07/27/2010 to deliver the total return of the shares of UPM-Kymmene Oyj in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Power Conversion / Supply Equipment—0.02%
(660,014)	3/1/2012	Vestas Wind Systems AS.	28,547

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Vestas Wind Systems AS in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Semiconductor Equipment—(0.10%)
1,946,806	3/2/2012	Joosung Engineering Co Ltd.	(152,120)

Agreement with Morgan Stanley, dated 05/20/2010 to receive the total return of the shares of Joosung Engineering Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 1.25%.

	Web Portals / ISP—(0.12%)
2,412,540	3/1/2012	Google Inc Class A.	(22,132)

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Google Inc Class A in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

3,669,856	3/2/2012	NHN Corp.	(161,062)

Agreement with Morgan Stanley, dated 03/03/2010 to receive the total return of the shares of NHN Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

			(183,194)

	Wireless Equipment—0.15%
8,554,145	3/1/2012	QUALCOMM Inc.	231,906

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Total Swap Contracts		$174,257

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	October 31, 2010 Percentage of Net Assets (%)
Audio / Video Products	0.01%
Auto – Cars / Light Trucks	0.01%
Batteries / Battery Systems	(0.05%)
Capacitors	(0.06%)
Cellular Telecommunications	0.01%
Circuit Boards	(0.01%)
Electric Products – Miscellaneous	0.06%
Electronic Components – Miscellaneous	0.07%
Electronic Components – Semiconductors	0.03%
Energy – Alternate Sources	(0.01%)
Enterprise Software / Services	0.07%
Finance – Investment Banker / Broker	0.00%
Machinery – Material Handling	(0.01%)
Multi-Media	(0.02%)
Paper & Related Products	0.06%
Power Conversion / Supply Equipment	0.02%
Semiconductor Equipment	(0.10%)
Web Portals / ISP	(0.12%)
Wireless Equipment	0.15%

Total Swap Contracts	0.11%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the period March 1, 2010 (commencement of operations) through October 31, 2010
Investment Income
Dividends (net of foreign withholding tax of $5,016)	$313,550
Interest	212,219

Total investment income	525,769

Expenses
Incentive Fee	2,329,649
Management fees	884,160
Stock loan fees	627,333
Dividends on securities sold, not yet purchased	518,864
Offering cost	260,789
Professional fees	135,296
Shareholder servicing fees	110,926
Administration fees	88,440
Custody fees	51,126
Registration fees	27,157
Transfer agent fees	23,695
Insurance expense	17,404
Trustees’ fees	12,583
Interest expense	586
Miscellaneous expense	97,902

Total expenses	5,185,910

Net investment loss	(4,660,141)

Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Realized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Investment securities	(111,187)
Purchased options	673,012
Securities sold, not yet purchased	(2,451,779)
Foreign currency transactions	(21,047)
Total return swap contracts	1,764,526

Net realized gain/(loss) from investment activities, foreign currency transactions and swap contracts	(146,475)

Net unrealized gain/(loss) from investment activities and foreign currency transactions	13,947,832
Net unrealized gain/(loss) of swap contracts	174,257

Net unrealized gain from investment activities, foreign currency transactions and swap contracts	14,122,089

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	13,975,614

Net increase in net assets resulting from operations	$9,315,473

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

For the period March 1, 2010 (commencement of operations) through October 31, 2010
From operations:

Net investment loss	$(4,660,141)
Net realized gain/(loss) from investment activities, foreign currency transactions and swap contracts	(146,475)
Net unrealized gain/(loss) of investments, foreign currency transactions and swap contracts	14,122,089

Net increase in net assets resulting from operations	9,315,473

From transactions in shares:

Net proceeds from sale of shares	144,355,051
Cost of shares repurchased	(1,618,314)

Net increase in net assets from transactions in shares	142,736,737

Net increase in net assets	152,052,210

Net assets at beginning of period	—

Net assets at end of period	$152,052,210

Undistributed Net Investment Loss	$(4,660,141)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter. The Fund conducted its first repurchase in July 2010. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”), which is registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of Shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Minimum subsequent investments must be at least $25,000 (in each case, including a sales load if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with SMH Capital Inc. and Mainsail Group, L.L.C. (each, an “Underwriter” and together, the “Underwriters”) or with brokers or dealers retained by the Underwriters to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $1.5 million (or in the case of an individual, a joint net worth with their spouse of more than $1.5 million). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter is entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies

In June 2009, the Financial Accounting Standards Board (“FASB”) issued, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Principles.” The standard identifies the FASB Accounting Standards Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the SEC and its staff. It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009. The Fund is in conformity with the standard.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires (hereafter referred to as “authoritative guidance”) the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, pursuant to procedures adopted in good faith by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The following is a summary of the inputs used, as of October 31, 2010, in valuing the Fund’s investments at fair value.

	Level 1	Level 2	Level 3	Balance October 31, 2010
Assets
Common Stock	$165,197,290	$—	$—	$165,197,290
Swaps	—	174,257	—	$174,257

Investments in securities, at fair value	$165,197,290	$174,257	$—	$165,371,547

Liabilities
Common Stock	$78,878,551	$—	$—	$78,878,551

Securities sold, not yet purchased, at fair value	$78,878,551	$—	$—	$78,878,551

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At October 31, 2010, $27,153,610 in cash equivalents were held in a PNC Bank Money Market Account, including foreign currency with a U.S. Dollar value of $823,031. Amounts may at times exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

The Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At October 31, 2010, the Fund had no deferred tax liability.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Broker

Due to/from broker consists of U.S. dollar cash balances held at the Fund’s prime broker (Morgan Stanley & Co., Inc.). The Fund is charged interest on cash it borrows at agreed upon rates with its prime broker. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business.

g. Offering Costs

Initial offering costs incurred in connection with organizing the Fund amounted to $560,889 and will be borne by the Fund and amortized over its first twelve months of operations. For the period ended October 31, 2010 the Fund has amortized $260,789 of the offering costs.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. As of October 31, 2010, Management Fees totaled $884,160, of which $255,444 remains payable to the Adviser and is included on the Statement of Assets and Liabilities as Management fees payable.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below). The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, adjusted for purchases and repurchases of Shares during the Fiscal Period.

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

Fiscal Period means each period ending on the Fund’s fiscal year-end, provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.

The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

4. Incentive Fee (continued)

the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the period ended October 31, 2010, the Adviser was entitled to an Incentive Fee of $2,329,649, all of which was payable at October 31, 2010.

5. Shareholder Servicing Fee

Under the terms of each distribution agreement with the Fund, the Fund pays ongoing shareholder servicing fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. Each Underwriter may retain all or a portion of these payments. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.

Shareholder Servicing Fees during the period ended October 31, 2010, amounted to $110,926. At October 31, 2010, $32,751 remains payable and is included in the accompanying Statement of Assets and Liabilities.

6. Administration Fee, Related Party and Other

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). BNY Mellon serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses.

PFPC Trust Company (“PFPC”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

SMH Capital Inc. and Mainsail Group, L.L.C. (previously defined as the “Underwriters”), underwriters under the federal securities laws, serve as co-underwriters of the Fund’s Shares on a best efforts basis. Pursuant to the terms of each underwriter’s distribution agreement with the Fund, each Underwriter may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. For the period ended, October 31, 2010, the Underwriters received $235,661 from sales charges.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of- pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8. Securities Transactions

Aggregate purchases and sales of investment securities for the period ended October 31, 2010, amounted to $253,825,149 and $107,542,785, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the period ended October 31, 2010, amounted to $129,247,313 and $57,271,569, respectively.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 1/3 percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Adviser expects that the Fund’s investment program will make frequent use of leverage.

For the period ended October 31, 2010, the average daily amount of such borrowings was $162,775 and the daily weighted average annualized interest rate was 0.54%.

10. Transactions in Shares

Transactions in Shares were as follows:

For the Period Ended October 31, 2010 Shares
Shares at the beginning of the period	—
Shares sold	14,538,300
Shares reinvested	—
Shares repurchased	(154,603)

Net increase (decrease)	14,383,697

Shares at the end of the period	14,383,697

As of October 31, 2010, the Investment Adviser and its affiliates own 10,001 shares of the Fund.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on purchased options, swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The unrealized gain/(loss) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. The net unrealized gain/(loss) on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the unrealized gain/(loss) from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non- investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

There was no activity of bonds and other fixed-income securities in the Fund during the period ended October 31, 2010.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail Shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail Shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these Shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their Shares at net asset value in large blocks (typically 50,000 Shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail Shares). The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

There was no activity of Exchange Traded Funds in the Fund during the period ended October 31, 2010.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase Shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase Shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of Shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

There was no activity of the above-mentioned investments in the Fund during the period ended October 31, 2010.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

The average notional amounts of swap contracts was $24,930,675 during the period ended October 31, 2010, which is indicative of the volume of activity of swap contracts during the period.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net unrealized gain/(loss) from investment activities and foreign currency transactions on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

12. Federal Income Tax Information

At October 31, 2010, the aggregate cost for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $149,017,741, and $74,290,755, respectively. For Federal income tax purposes, at October 31, 2010, accumulated net unrealized gain on portfolio investments was $16,179,549, consisting of $19,162,780 gross unrealized gain and $2,983,231 gross unrealized loss. The accumulated net unrealized loss on securities sold, not yet purchased, was $4,587,796, consisting of $1,399,062 gross unrealized gain and $5,986,858 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments and unrealized loss on securities sold, not yet purchased is attributable primarily to cumulative loss deferrals on wash sales and loss deferrals on unsettled short positions, respectively.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

12. Federal Income Tax Information (continued)

For the period March 1, 2010, through October 31, 2010, taxable loss differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain (loss) on investment activity and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) offering costs; (3) deferred wash sales losses, and (4) recognition of unrealized gain (loss) on swap contracts currently in taxable income. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable loss for the period ended October 31, 2010.

Net increase in net assets resulting from operations	$9,315,473
Net unrealized gain from investment activity and foreign currency transactions	(13,947,832)
Book/tax difference due to deferred wash sales losses	2,173,552
Book/tax difference due to offering costs	260,789
Other book-tax differences	136,767

Taxable Loss(1)	$(2,061,251)

(1)

The Fund’s taxable loss is an estimate and will not be finally determined until the Fund files its tax return for the period ended October 31, 2010. Therefore, the final taxable income may be different than the estimate.

As of October 31, 2010, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(174,257)
Accumulated net realized losses on investments	(2,310,319)
Accumulated unrealized gain on investments and foreign currency transactions	14,122,089
Paid-in capital	140,414,697

Total Net Assets	$152,052,210

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax year (tax year ended October 31, 2010), and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (concluded)

13. Financial Highlights

For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$10.00

Income from investment operations (a):
Net investment loss	(0.66)
Net realized and unrealized gain/(loss) on investment activities, foreign currency transactions and swap contracts	1.23

Total income/(loss) from investment operations	0.57

Net asset value per Share, end of period	$10.57

Total return—gross (b) (c) (e)	7.32%
Total return—net (b) (c) (e)	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	152,052
Average net assets (dollars in thousands), end of period	65,890
Ratio of expenses to average net assets (d) (e)	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	6.27%
Ratio of incentive fee to average net assets (c) (e)	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	1.52%
Ratio of net investment loss to average net assets (d) (e)	(8.62%)
Portfolio turnover on investments in securities (c)	148%
Average debt ratio (d)	0.37%

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)

Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

14. Subsequent Events

Subsequent to October 31, 2010, and through December 23, 2010, the Fund had capital subscriptions of $79,695,484.

The Fund has evaluated the possibility of subsequent events existing in the Fund’s financial statements, and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. For the period ended October 31, 2010, the Fund had no taxable income and made no distributions.

ACAP STRATEGIC FUND
Fund Management
(Unaudited)

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI).

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Brad L. Berman, 53	Trustee	Indefinite/Since Inception	President, Liberian International Ship & Corporate Registry, LLC (ship & corporate registry)	None(1)	None
William F. Murphy, 52	Trustee	Indefinite/Since Inception	Senior Vice President, Derivative Trading, HSBC Bank, NA; Executive Director, Derivative Trading, UBS AG	None(1)	None
Jorge Orvananos, 42	Trustee	Indefinite/Since Inception	Analyst, HealthCor Partners Management, L.P. (private equity firm); Technical Strategist, Kingdon Capital Management, LLC (hedge fund sponsor firm)	None(1)	None

The address of each independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

*

“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Currently, the Fund is not part of any “Fund Complex.”

(1)	Other than the Fund.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Stephen R. Cordill, 54	Trustee	Indefinite/Since Inception	President, Asset & Wealth Management, Sanders Morris Harris (investment management firm); Managing Director, Oppenheimer & Co.	None(1)	None
Gregory D. Jakubowsky, 38	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)	None(1)	None

*

“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Cordill may be deemed to be an interested person due to his position with Sanders Morris Harris, the parent company of the Adviser’s non-managing member. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

(1)	Other than the Fund.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (concluded)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 38	President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)	None(1)
George Mykoniatis, 40	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management (investment management firm); Chief Compliance Officer, Mainsail Group, L.L.C. (broker-dealer)	None(1)
A. Tyson Arnedt, 48	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since Inception	Independent Consultant; Chief Operating Officer, EIM Management (USA) Inc. (investment management firm);	None(1)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1)	Other than the Fund.

ACAP STRATEGIC FUND
PRIVACY POLICY

An important part of our commitment to you is our respect to your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you.

We collect information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about our clients, former clients or investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have joint marketing arrangements. We require third party service providers and financial institutions with which we have joint marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients or investors to third parties other than as described below.

SilverBay collects information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to firms that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has joint marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has joint marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients or investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Tyson Arnedt at (212) 389-8713.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year are $65,000.

Audit-Related Fees

(b)

The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,250. This represents the review of interim unaudited financial statements.

Tax Fees

	(c)

The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,000. This represents tax work related to annual audited financial statements.

All Other Fees

	(d)	The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non–audit services that the registrant’s independent auditors provide to the registrant and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)	(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

	(f)	Not applicable.

	(g)	Not applicable.

	(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the ACAP Strategic Fund (the “Fund”) to SilverBayCapital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with RiskMetrics Group (“RiskMetrics”) (formerly Institutional Shareholder Services), an independent third party, for RiskMetrics to provide the Adviser with its research on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted RiskMetrics’ proxy voting policies and procedures (the “Proxy Procedures”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed RiskMetrics to vote all proxies in accordance with the Proxy Procedures, unless instructed by the Adviser to vote otherwise.

The Adviser generally votes in favor of routine corporate housekeeping proposals, such as proposals to ratify auditors and reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes. For all other proposals, the Adviser will vote in accordance with the Proxy Procedures.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund’s Vice President at (212) 389-8713 and (ii) at the SECs website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis (“Takis”) Sparaggis serves as the Fund’s Portfolio Manager and has served in that capacity since the Fund’s inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC (“Alkeon”), which is the managing member of the Fund’s adviser, SilverBayCapital Management LLC. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of October 31, 2010, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

Registered Investment Companies:	1	$1,095,618,673	1	$1,095,618,673
Other Pooled Investment Vehicles:	9	$1,021,561,585	9	$1,021,561,585
Other Accounts:	0	Not applicable	0	Not applicable

          Potential Conflicts of Interests

          The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

          There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In addition, SMH and Mainsail and their respective affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser or its affiliates. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that SMH or Mainsail may act as broker for, and impose usual and customary brokerage commissions on, the Fund in effecting securities transactions.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the managing member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of October 31, 2010, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis’ position as controlling principal of the Adviser’s managing member.)

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

While the Fund’s Nominating Committee is responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by shareholders in the Fund as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to ACAP Strategic Fund, 350 Madison Avenue, 9th Floor, New York, New York, 10017; Attention: Vice President.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky

Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky

Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	January 5, 2011

By (Signature and Title)*	/s/ George Mykoniatis

George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	January 5, 2011

*	Print the name and title of each signing officer under his or her signature.